AB CAP FUND, INC.

-AB All Market Income Portfolio

Supplement dated June 14, 2018 to the Prospectus dated February 28, 2018 of AB All Market Income Portfolio (the “Fund”).

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The following information replaces certain information in Appendix A of the Fund’s Prospectus under the heading “Hypothetical Investment and Expense Information”

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$525.54	$9,953.21
2	9,953.21	497.66	10,450.87	192.30	10,258.57
3	10,258.57	512.93	10,771.50	198.20	10,573.30
4	10,573.30	528.67	11,101.97	204.28	10,897.69
5	10,897.69	544.88	11,442.57	210.54	11,232.03
6	11,232.03	561.60	11,793.63	217.00	11,576.63
7	11,576.63	578.83	12,155.46	223.66	11,931.80
8	11,931.80	596.59	12,528.39	230.52	12,297.87
9	12,297.87	614.89	12,912.76	237.59	12,675.17
10	12,675.17	633.76	13,308.93	244.88	13,064.05
Cumulative		$5,548.56		$2,484.51

*       Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund’s operating expenses before fee waiver as reflected under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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